UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2026, the Board of Directors (the “Board”) of Twenty One Capital, Inc. (the “Company”) appointed Karl Olsoni to the Board, effective June 30, 2026. His term will expire at the 2027 annual general meeting of the shareholders of the Company at which members of the Board are elected or until his earlier death, resignation, disqualification, or removal. In addition, the Board appointed Mr. Olsoni to the Audit Committee of the Board, effective June 30, 2026.

In connection with his appointment, Mr. Olsoni entered into an independent director agreement (the “Independent Director Agreement”), a copy of which is filed herewith as Exhibit 10.1, and the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K on December 12, 2025, and described in the Company’s Annual Report on Form 10-K filed on March 31, 2026.

Under the Independent Director Agreement, Mr. Olsoni will receive an annual cash retainer of $150,000 and an annual award of Class A Stock of the Company of $150,000 per annum. The Company will also reimburse Mr. Olsoni for all reasonable travel and other out-of-pocket expenses incurred in connection with rendering services for the Company. The foregoing description of the Independent Director Agreement is a summary and qualified in its entirety by reference to the full text of such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1(1)†	Independent Director Agreement between the Company and Karl Olsoni, dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Certain schedules, exhibits and similar attachments have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of all omitted information to the SEC upon its request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

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